UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2017

CENTURY COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36491	68-0521411
(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 1.01.	Entry into a Material Definitive Agreement.

Seventh Supplemental Indenture; 6.875% Senior Notes due 2022

On October 17, 2017, Century Communities, Inc. (the “Company”) and its subsidiary guarantors party thereto (the “Guarantors”) entered into a Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), which supplements the Indenture, dated as of May 5, 2014, as supplemented by the Supplemental Indenture, dated as of December 18, 2014, the Second Supplemental Indenture, dated as of March 13, 2015, the Third Supplemental Indenture, dated as of April 9, 2015, the Fourth Supplemental Indenture, dated August 27, 2015, the Fifth Supplemental Indenture, dated as of November 8, 2016, and the Sixth Supplemental indenture, dated as of January 26, 2017, each among the Company, the Guarantors party thereto, and the Trustee (as supplemented, the “2014 Indenture”). Pursuant to the Seventh Supplemental Indenture, each of the Guarantors listed in the Schedule thereto agrees to provide a Security Guarantee (as defined therein) on the terms and subject to the conditions set forth in the 2014 Indenture.

The foregoing description of the Seventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Seventh Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Supplemental Indenture; 5.875% Senior Notes due 2025

On October 17, 2017, the Company and the Guarantors entered into a First Supplemental Indenture (the “First Supplemental Indenture”) with the Trustee, which supplements the Indenture, dated as of May 12, 2017, among the Company, the Guarantors party thereto, and the Trustee (the “2017 Indenture”). Pursuant to the First Supplemental Indenture, each of the Guarantors listed in the Schedule thereto agrees to provide a Security Guarantee (as defined therein) on the terms and subject to the conditions set forth in the 2017 Indenture.

The foregoing description of the First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the First Supplemental Indenture, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Seventh Supplemental Indenture, dated as of October 17, 2017, by and among Century Communities, Inc., the Guarantors party thereto, and U.S. Bank National Association, as trustee under the 2014 Indenture.

4.2	First Supplemental Indenture, dated as of October 17, 2017, by and among Century Communities, Inc., the Guarantors party thereto, and U.S. Bank National Association, as trustee under the 2017 Indenture.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Seventh Supplemental Indenture, dated as of October 17, 2017, by and among Century Communities, Inc., the Guarantors party thereto, and U.S. Bank National Association, as trustee under the 2014 Indenture.

4.2	First Supplemental Indenture, dated as of October 17, 2017, by and among Century Communities, Inc., the Guarantors party thereto, and U.S. Bank National Association, as trustee under the 2017 Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2017	CENTURY COMMUNITIES, INC.

	By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer